LIC 19205 P-H AMEND 3 AC 4-17-19 THIRD AMENDMENT TO LICENSE AGREEMENT This Third Amendment to that certain License Agreement of October 15, 2012 ("Agreement") and the first amendment thereto of June 15,2014 and the second amendment thereto of December 1,2018, is entered into effective as of May 1,2019 (the "3'd Amendment Date") by and between Vanderbilt University, a not-for-profit corporation, organized and existing under the laws of the State of Tennessee ("Vanderbilt"), and Parker-Hannifin Corporation, a corporation organized and existing under the laws of the State of Ohio, with a principal place of business at 6035 Parkland Boulevard, Cleveland, Ohio 44124 (together with its Affiliates, collectively "Parker") (each a"Party" and collectively the "Parties"). RECITALS WHEREAS, as of the 3'd Amendment Date, Parker continues to develop several product lines as Licensed Products (marketed under the tradenames Indego@ PersonalrM and Indego@ TherapyrM) that are powered lower limb exoskeleton devices that utilize and/or are covered by one or more of the Licensed Rights; WHEREAS, Vanderbilt continues to develop technology and intellectual property related to powered lower limb exoskeleton devices; WHEREAS, Parker wishes to include one such newly developed technology embodied in Vanderbilt University Invention Disclosure VU18144 under Licensed Patents, WHEREAS, the Parties further mutually desire to amend the Agreement to update the list ofLicensed Patents that are licensed thereunder; NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and other good and valuable consideration described the Parties hereto agree as follows: 1, Throughout the Agreement, replace "Appendix A (Amendment 2)" with "Appendix A (Amendment 3)", attached hereto and made part hereof. 2. In Article 3, add the following new Section 3.5 "Parker agrees to pay VANDERBILT a one-time, non-refundable, additional License Execution Fee of Two Thousand Five Hundred U.S. Dollars ($2,500) for the inclusion of VU18144 in Licensed Patents via this Third Amendment. Vanderbilt shall invoice Parker for the amount of such additional License Execution Fee, such invoice to be due and payable net thirty (30) days after its receipt by Parker. All other terms and conditions of the Agreement shall remain unchanged, and all terms appearing in initial capitalization not defined herein shall have the meaning set forth in the Agreement -Page 1 of4- LIC 1920s P-H AMEND 3 AC 4-t7-19 IN WITNESS WHEREOF, the Parties hereto have caused this Third Amendment to the License Agreement to be executed by their duly authorized officials effective as of the 3'd Amendment Date. PARKER-HANNIFIN CORPORATION VANDERBILT UNIVERSITY By: Name: Martin C. Maxwell Name: Alan Bentley Title: Assistant Vice Chancellor, Technology Transfer By: Title: Vice President, Chief Technology and Imrovation Officer Date: Date: t Ackirowledeed By: n^-' Name: Michael Goldfarb Date: lFr(sL 17 >-D 11 I -Page 2 of 4- Lrc 1920s CONTINUED P-H AMEND 3 Anpendix A (Amendment 3) LISTING OF LICENSED RIGHTS CATEGORY 1: LICENSED PATENTS AC 4-t7-t9 VU Ref Title Appl. No. Priority Date Country Status Patent No. Grant Date vu1115 Movement Assistance Device 6 1 /386,625 09-27-2010 US Lapsed N/A N/A vu1115 Movement Assistance Device PCT/US1 1/53501 09-27-2010 WO Lapsed N/A N/A vu1115 Movement Assistance Device 't3t876,228 09-27-2010 US Grantec 969392682 2017-07-04 vu1115 Movement Assistance Device 2,811,593 09-27-20't0 CA Lapsed N/A N/A vu1115 Movement Assistance Device 201 1 80046566,2 09-27-2010 CN Lapsed 201 1 80046566.2 2016-05-04 vu1115 Movement Assistance Device 1 1 768236.9 09-27-2010 EP (DE, ES FR. UK. IT) Grantec 262',t41681 2017-05-10 vu12176 Exoskeleton Control Method 61/660,286 06-15-2012 US Lapsed N/A N/A vu12176 Movement Assistance Device PCT/US1 3/461 07 06-15-2012 WO Lapsed N/A N/A vu12176 Movement Assistance Device 141408,094 06-15-2012 US Granted 956670582 20't7-02-14 vu12176 Movement Assistance Device 2,876,206 06-15-2012 CA Lapsed N/A N/A vu12176 Movement Assistance Device 201 380043590X 06-15-2012 CN Lapsed N/A N/A vu12176 Movement Assistance Device 1 3734885.0 06-15-2012 EP Pending N/A N/A 121 Movement Assistance Device 2945|KOLNPt2014 06-15-2012 IN Lapsed N/A N/A vu1304c Lower Limb Exoskeleton Control Method 61t711,286 10-09-2012 US Lapsed N/A N/A vu1 304c Movement Assistance Device 14t049,494 't0-09-2012 US Granted 968200682 2017-06-20 vu1 304c Movement Assistance Device 151627,959 10-09-2012 US Pending N/A N/A vu1 41 51 Multichannel Biphasic Signal Generator Circuit 62t013,752 06-1 8-201 4 US Lapsed N/A N/A vu1415'1 Multichannel Biphasic Signal Generator Circuit PCT/US15/036361 06-1 8-20 1 4 WO Lapsed N/A N/A vu14151 Multichannel Biphasic Signal Generator Circuit '15l383,563 06-1 8-201 4 US Pendinc N/A N/A vu1 41 51 Multichannel Biphasic Signal Generator Circuit 15734494.6 06]t8-2014 EP Allowed 315762'l N/A vu18144 Flow Control for Exoskeleton Assistance 621664,439 04-30-201 8 US Pendinc N/A N/A -Page 3 of 4-

LIC 19205 P-H AMEND 3 AC 4-17-19 CATEGORY 2: LICENSED SOFTWARE L VU 13041: U.S. Copyright Registration Number TXu002116622 assigned to Vanderbilt University, registered at the U.S. Copyright Office with an effective date of l0l19l12 corresponding to computer code entitled "Simulink control files for basic functionality, stair ascent/descent, and cooperative FES control." 2. YUl3042: U.S. Copyright Registration Number TXu001835406 assigned to Vanderbilt University, registered at the U.S. Copyright Office with an effective date of l0l19ll2 corresponding to computer code entitled "Embedded system code for untethered basic functionality." 3. VU13043: U.S. Copyright Registration Number TXu001834387 assigned to Vanderbilt University, registered at the U.S. Copyright Office with an effective date of l0ll9l12 corresponding to computer code entitled "Low-level embedded system software, including communication and signal conditioning code." 4. VU13045: U.S. Copyright Registration Number TXu001837110 assigned to Vanderbilt University, registered at the U.S. Copyright Office with an effective date of l0ll9l12 coresponding to computer code entitled "control software related to stroke controller as of 10-15-12." 5. YU 19092: Copyright Registration Number NNNNNNNN assigned to Vanderbilt University, registered at the U.S. Copyright Office with an effective date of MM/DD/YYYY corresponding to computer code entitled "Indego@ Programming Environment (IPE)." 6. VU 19094: Copyright Registration Number MMMMMMM assigned to Vanderbilt University, registered at the U.S. Copyright Office with an effective date of MM/DD/YYYY corresponding to computer code entitled "NomadrM Embedded System Software." -Page 4 of4-